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                                                                  Exhibit 10-103


                                    AGREEMENT
                         (10-1/2% Senior Unsecured Note)

         This Agreement dated as of January 31, 2000 (the "Agreement"), between Lexington Precision Corporation, a Delaware corporation (the "Company"), and Tri-Links Investment Trust, a Delaware trust (as successor-in-trust to Nomura Holding America, Inc.) ("Tri-Links").

         WHEREAS, Tri-Links is the holder of that certain 10-1/2% Senior Unsecured Note due February 1, 2000, of the Company in the original principal amount of the U.S. $7,500,000, dated October 27, 1997, No. SU-1 (the "Original Note");

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto intending to be legally bound, hereby agree as follows:

         1. Waiver.

                  Subject to paragraph 2, hereof, Tri-Links hereby waives, until May 1, 2000, any Event of Default under the Original Note resulting solely from the failure of the Company to pay any principal or interest due on February 1, 2000 in respect of (a) the Company's 14% Junior Subordinated Notes due May 1, 2000, (b) the Company's Junior Subordinated Convertible Increasing Rate Notes due May 1, 2000, and/or (c) the Company's 12-3/4% Senior Subordinated Notes due February 1, 2000 (the indebtedness referred to in clauses (a), (b) and (c) is referred to herein as the "Other Indebtedness").

         2. Rescission of Waivers.

                  The foregoing waivers shall be automatically rescinded, without notice to the Company, in the event that the holder of any Other Indebtedness or trustee in respect thereof seeks to accelerate the maturity of any such Other Indebtedness or to enforce or exercise any remedies in respect thereto.

         3. Effective Date.

                  This Agreement shall be deemed effective as of January 31, 2000.

         4. Representations and Warranties. Each of the parties represents and warrants that: (a) the execution, delivery and performance of this Agreement have been duly authorized by all requisite action on its part; and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid, and binding agreement, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforceability of creditors' rights generally or general equitable principles.

         5. No Other Agreements.

                  Except as expressly amended, waived, modified, and supplemented hereby, the Original Note shall remain in full force and effect in accordance with its terms.
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         6. General Provisions.

                  (a) Defined Terms. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Original Note.

                  (b) Counterparts. This Agreement may be executed by the parties in any number of counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement may be signed by facsimile transmission of the relevant signature pages hereof.

                  (c) Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

                  (d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and any and all transferees and holders of the Original Note or any other Note.

                  (e) Headings. The paragraph headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
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                  IN WITNESS WHEREOF, the Company and Tri-Links have caused this
Agreement to be duly executed and delivered by their respective proper and duly authorized officers effective as of the first date written above.

                                     LEXINGTON PRECISION CORPORATION



                                     By: /s/ Warren Delano
                                         ------------------------------------
                                     Name:   Warren Delano
                                           ----------------------------------
                                     Title:  President
                                            ---------------------------------


                                     TRI-LINKS INVESTMENT TRUST by
                                     Wilmington Trust Company as Owner Trustee



                                     By: /s/ David A. Vanaskey, Jr.
                                         ------------------------------------
                                     Name:   David A. Vanaskey, Jr.
                                           ----------------------------------
                                     Title:  Vice President
                                            ---------------------------------


                                     CONSENT

         The undersigned, Lexington Rubber Group, Inc. (formerly Lexington Components, Inc.), a Delaware corporation, hereby consents to the foregoing Agreement (the "Agreement") dated as of of January 31, 2000, and effective as of January 31, 2000, between Lexington Precision Corporation (the "Company") and Tri-Links Investment Trust (as successor-in-interest to Nomura Holding America, Inc., with respect to the Company's 10% Senior Unsecured Notes due February 1, 2000 (as amended, the "Original Notes"), and hereby confirms and agrees that its Guarantee of the Original Notes shall continue to be in full force and effect and shall apply to the Original Notes as modified by the Agreement.

                                     LEXINGTON RUBBER GROUP, INC.



                                     By: /s/ Warren Delano
                                         ------------------------------------
                                     Name:   Warren Delano
                                           ----------------------------------
                                     Title:  President
                                            ---------------------------------




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